SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 9, 2004

Belmont Bancorp.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

0-12724	34-1376776
(Commission File Number)	(I.R.S. Employer Identification No.)

325 Main Street, Bridgeport, Ohio	43912
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (740) 695-3323

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release issued by Belmont Bancorp., dated February 9, 2004

ITEM 12. Results of Operations and Financial Condition.

The information contained in this Form 8-K is being furnished pursuant to Item 12 “Results of Operations and Financial Condition.”

On February 9, 2004, Belmont Bancorp. issued a press release announcing earnings for the fourth quarter and year ending December 31, 2003. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Belmont Bancorp.
(Registrant)

/s/ Jane R. Marsh
Jane R. Marsh
Chief Financial Officer

Dated: February 9, 2004